UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2005

ZOMAX INCORPORATED

(Exact name of registrant as specified in its charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-28426	No. 41-1833089
(Commission File Number)	(IRS Employer Identification No.)

5353 Nathan Lane Plymouth, MN 55442
(Address of Principal Executive Offices) (Zip Code)

(763) 553-9300
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition.

On March 1, 2005, Zomax Incorporated (the “Company”) announced preliminary financial results for the fourth quarter and fiscal year ended December 31, 2004.  As described in more detail in Item 4.02(a) of this report, following the recommendation of management, the Company’s Audit Committee on February 24, 2005 concluded that the Company’s financial statements for the full year 2003, and for the first, second and third quarters of 2004 should be restated and therefore should no longer be relied upon.  The Company also announced that it intends to file a notification with the Securities and Exchange Commission on Form 12b-25 concerning the Company’s need to delay the filing of its Annual Report on Form 10-K for its fiscal year ended December 31, 2004. A copy of the press release that discusses these matters is furnished as Exhibit 99.1 to, and incorporated by reference in, this report.

Item 4.02(a)                               Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On February 24, 2005, the Company’s management and Audit Committee of the Board of Directors concluded that, as a result of management’s internal investigation into financial reporting and accounting irregularities at the Company’s Ireland Subsidiary, Zomax Limited (“Zomax Ireland”), the Company’s financial statements for the full year 2003 and for the first, second and third quarters of 2004, should be restated and, therefore, are no longer reliable. The Company has communicated such conclusions with its independent registered public accounting firm, Deloitte & Touche LLP.   The investigation into this matter continues and it is possible there may be further changes in the financial information included in this report.  The current estimated impact to the financial results is more fully described below.

The evidence to date indicates that the actions of certain accounting personnel in the Zomax Ireland operation caused the operation to overstate its operating results.   These actions include the failure to follow Company policy, the improper accounting for expenses and failure to properly reconcile certain balance sheet accounts.  The Company currently estimates that the restatements caused by the improper activities at Zomax Ireland will negatively impact the previously reported net loss for the full year 2003 by approximately $0.6 million, or $0.02 per share.  For the first quarter of 2004, the previously reported net loss is expected to be negatively impacted by approximately $0.6 million, or $0.02 per share; the net income previously reported for the second quarter of 2004 is expected to be negatively impacted by approximately $0.7 million, or $0.02 per share; and the previously reported net loss for the third quarter of 2004 is expected to be negatively impacted by approximately $0.5 million, or $0.02 per share.

The restatements primarily reflect increases to cost of sales in each of the periods reflected above and are not expected to affect previously reported revenues in 2004.  Revenues in 2003 are expected to slightly increase by approximately $100,000.

With respect to the Company’s expected financial results for the fourth quarter and full year 2004, fourth quarter revenues are expected to come in at the high end of previously reported guidance, or approximately $58.5 million, and full year 2004 revenues are expected to be approximately $199 million.  In light of the matters described in the preceding paragraph, the Company expects to report a fourth quarter net loss of approximately $0.04 to $0.05 per share, which is below the Company’s previously provided guidance.  The Company expects its full year 2004 fully diluted loss, including the effect of previously disclosed litigation reserves and gains on the sale of available-for-sale securities, to be approximately $0.25 to $0.26 per share.

As a result of the accounting issues in the Zomax Ireland operations described above, the Company has determined that it has an internal control deficiency that constitutes a material weakness as defined by the Public Company Accounting Oversight Board’s Auditing Standard No. 2.  A material weakness is a significant internal control deficiency, or aggregation of deficiencies, that does not reduce, to a relatively low level, the risk that a material misstatement in the financial statements will be prevented or detected on a timely basis by employees in the normal course of their work.  The material weakness identified by the Company is the insufficient supervision and oversight of accounting personnel within the Zomax Ireland operation.  Consequently, management is unable to conclude that the Company’s internal controls over financial reporting were effective as of December 31, 2004.  An assessment of the Company’s internal controls will be included in its 2004 Annual Report on Form 10-K.

The Company’s Audit Committee is appointing an independent accounting firm to assist in its further investigation and report on this matter. In addition, while the Audit Committee and management believe the material weakness in financial controls is limited to Zomax Ireland, the adequacy of controls and oversight at other Company locations is being assessed.  The Company is in the process of taking additional corrective actions to remedy the internal control deficiencies in its Ireland operations.

Safe Harbor for Forward-Looking Statements

Certain statements in this filing relating to expected financial results for the fourth quarter and full year 2004 and the restatement of financial statements for prior periods are forward-looking statements and are subject to risks and uncertainties.  Actual results could differ materially based on a number of factors including, but not limited to, the timing and nature of the final resolution of the accounting matters discussed in this filing and the Company’s ability to implement certain changes to its Zomax Ireland operations.  Until the restatement of the Company’s financial statements for prior periods has been completed, no assurance can be given with respect to the financial statement adjustments, the impacts resulting from such adjustments or the periods affected by such adjustments.  Further information about the various risks and uncertainties can be found in the Company’s filings with the Securities and Exchange Commission, including Forms 10-K, 10-Q and 8-K.

Item 9.01.  Financial Statements and Exhibits

(c)                                  Exhibits

99.1                           Press Release, dated March 1, 2005, issued by Zomax Incorporated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2005

ZOMAX INCORPORATED

	By	/s/ Robert J. Rueckl
Robert J. Rueckl
Executive Vice President and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
March 1, 2005	0-28426

ZOMAX INCORPORATED

EXHIBIT NO.	ITEM

99.1	Press release dated March 1, 2005.